Supplement Dated January 15, 2003*
                    to the Prospectus Dated October 30, 2002 of American Express(R) Variable Portfolio Funds S-6466-99 V

The "Fees and Expenses" section is revised to indicate:

From time to time, AEFC and its affiliates may limit the expenses for the AXP VP - Cash Management Fund for the purpose of increasing its yield. This expense limitation policy may be revised or terminated at any time without notice.

S-6466-5 A (1/03)

* Valid until next prospectus update
Destroy October 30, 2003